CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Net Income (Loss)	$ 74,619	$ 25,839
Other Comprehensive Income (Loss):
Foreign Currency Translation Adjustments	22,478	(19,558)
Total Other Comprehensive Income (Loss)	22,478	(19,558)
Comprehensive Income (Loss)	97,097	6,281
Comprehensive Income (Loss) Attributable to Noncontrolling Interests	1,119	193
Comprehensive Income (Loss) Attributable to Iron Mountain Incorporated	$ 95,978	$ 6,088